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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                      December 16, 1998 (December 2, 1998)
                      ------------------------------------


                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Tennessee                       0-16162                 62-1240866
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)




3401 West End Avenue, Suite 500, Nashville, Tennessee               37203
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    (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code (615) 383-0376
                                                           --------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective December 1, 1998, Children's Comprehensive Services, Inc. (the "Registrant") completed a transaction in which Children's Comprehensive Services of California, Inc., the Registrant's wholly-owned subsidiary, acquired all of the outstanding stock of Somerset, Incorporated ("Somerset"), a California corporation. Based in Riverside, California, Somerset operates as Somerset Educational Services and provides special educational services in a day treatment environment to approximately two hundred at risk youth. Pursuant to this transaction, the Registrant also acquired (1) real estate and improvements from BMB Enterprises, a California general partnership whose partners owned 100% of the outstanding stock of Somerset, (2) certain assets from Behavioral Medicine Professional Services, Inc. a California corporation whose shareholders owned 100% of the outstanding stock of Somerset, and (3) vehicles from B and B Leasing, a general partnership whose partners owned 67% of the outstanding stock of Somerset. The real property acquired includes a classroom and office building which consists of approximately 24,000 square feet. The Registrant intends to continue the operations of Somerset and the use of the acquired facilities to strengthen the Registrant's continuum of services to at risk and troubled children.
         The aggregate consideration due the Somerset shareholders and the other parties to this transaction consisted of approximately $9,500,000 in cash and notes payable and the assumption of approximately $1,000,000 in debt. The consideration for this transaction was determined based upon arms length negotiations among parties.
         The source of funds for the acquisition was from the Registrant's line of credit.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of businesses acquired               Not Required
     (b)  Pro forma financial information                           Not Required
     (c)  Exhibits

              2.1   Stock Purchase Agreement between the Registrant and William M. Bosic,
                    Donald J. Bosic, Joseph C. McCoy and Somerset, Inc.
              2.2   First Addendum to Stock Purchase Agreement between the Registrant and William M. Bosic, Donald J. Bosic, Joseph C. McCoy and Somerset, Inc.
              2.3   Agreement of Purchase and Sale and Joint Escrow Instructions between the Registrant and BMB Enterprises
              2.4   Asset Purchase Agreement between the Registrant and Behavioral
                    Medicine Professionals, Inc.
              2.5   Asset Purchase Agreement between the Registrant and B and B Leasing
              2.6   Noncompetition, Confidentiality and Nonsolicitation Agreement between the
                    Registrant and Joseph C. McCoy
              2.7   Noncompetition, Confidentiality and Nonsolicitation Agreement between the
                    Registrant and Donald J. Bosic
              2.8   Noncompetition, Confidentiality and Nonsolicitation Agreement between the
                    Registrant and William M. Bosic
              99    December 4, 1998 Press Release




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHILDREN'S COMPREHENSIVE SERVICES, INC.


Dated: December 16, 1998                   By:  /s/ DONALD B. WHITFIELD
                                                -----------------------
                                                Donald B. Whitfield
                                                Vice President Finance and Chief
                                                Financial Officer









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                                  EXHIBIT INDEX

Number            Description
------            -----------
2.1      Stock Purchase Agreement between the Registrant and William M. Bosic, Donald J. Bosic,
         Joseph C. McCoy and Somerset, Inc.
2.2      First Addendum to Stock Purchase Agreement between the Registrant and William M. Bosic,
         Donald J. Bosic, Joseph C. McCoy and Somerset, Inc.
2.3      Agreement of Purchase and Sale and Joint Escrow Instructions between the Registrant and
         BMB Enterprises
2.4      Asset Purchase Agreement between the Registrant and Behavioral Medicine Professionals, Inc.
2.5      Asset Purchase Agreement between the Registrant and B and B Leasing
2.6      Noncompetition, Confidentiality and Nonsolicitation Agreement between the Registrant and
         Joseph C. McCoy
2.7      Noncompetition, Confidentiality and Nonsolicitation Agreement between the Registrant and
         Donald J. Bosic
2.8      Noncompetition, Confidentiality and Nonsolicitation Agreement between the Registrant and
         William M. Bosic
99       December 4, 1998 Press Release








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